Exhibit 10.23
UNIT PURCHASE AGREEMENT
          UNIT PURCHASE AGREEMENT, dated [               ], 2009 (this “Agreement”), among the sellers listed on Schedule I hereto, as sellers (collectively, the “Sellers” and, each a “Seller”), and Emdeon Inc., a Delaware corporation, as Purchaser (the “Purchaser”).
          WHEREAS, the Board of Directors of the Purchaser (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of the Purchaser’s Class A common stock, par value $0.0001 per share (the “Class A common stock”); and
          WHEREAS, in connection with the consummation of the IPO, the Sellers wish to sell to Purchaser and the Purchaser wishes to purchase from Sellers limited liability company units of EBS Master LLC (“EBS Units”) and shares of the Purchaser’s Class B common stock, par value $0.00001 (the “Class B common stock”).
          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
          1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings set forth below:
          “Additional IPO Closing” means any additional closing of the sale of Class A common stock in the IPO pursuant to the exercise of the underwriters’ over-allotment option, which closing may occur on the same date and time as the IPO Closing.
          “Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.
          “Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
          “IPO Closing” means the initial closing of the sale of Class A common stock in the IPO.
          “IPO Price” means the price paid per share for the Class A common stock by the underwriters to the Company in the IPO.

          “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest of any kind or nature whatsoever.
          “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.
          “Unit” or “Units” means one or more EBS Units together with an equal number of shares of Class B common stock.
ARTICLE 2
PURCHASE AND SALE OF SHARES
          2.1 Purchase and Sale.
                    (a) Subject to the terms herein set forth, at the Initial Closing (as defined herein), each Seller agrees (severally and not jointly) to sell, convey, assign and transfer to Purchaser the number of Units set forth opposite such Seller’s name under the column entitled “Initial Purchased Units” on Schedule I to this Agreement (“Initial Purchased Units”), and the Purchaser agrees to purchase such Initial Purchased Units from such Seller for a purchase price per Unit equal to the IPO Price.
                    (b) Subject to the terms herein set forth, at each Additional Closing (as defined herein) relating to an Additional IPO Closing, each Seller agrees (severally and not jointly) to sell, convey, assign and transfer to Purchaser a number of Units equal to the number set forth opposite such Seller’s name under the column “Additional Purchased Units” on Schedule I hereto multiplied by the percentage obtained by dividing (i) the total number of shares of Class A common stock purchased by the underwriters in such Additional IPO Closing by (ii) the aggregate number of shares of Class A common stock the underwriters are entitled to purchase at all Additional IPO Closings (“Additional Purchased Units”), and the Purchaser agrees to purchase such Additional Purchased Units from such Seller for a purchase price per Unit equal to the IPO Price.
          2.2 Closing.
                    (a) The closing of the purchase of the Initial Purchased Units (the “Initial Closing”) shall occur at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, 10019 at the same time and date as the IPO Closing.

                    (b) Each closing of the purchase of Additional Purchased Units (an “Additional Closing” and, together with the Initial Closing, the “Closings”) shall occur at the offices of Paul, Weiss, Rifkind, Wharton and Garrison LLP, 1285 Avenue of the Americas, New York, New York, 10019 at the same time and date as the corresponding Additional IPO Closing.
                    (c) At each Closing, (i) the Purchaser shall deliver to each Seller the purchase price for the Initial Purchased Units or Additional Purchased Units, as applicable, being purchased by the Purchaser from such Seller, by wire transfer of immediately available funds to a bank account designated in writing by such Seller and (ii) each Seller shall deliver to the Purchaser (A) a duly endorsed instrument of assignment with respect to the EBS Units included in the Initial Purchased Units or the Additional Purchased Units being sold at such Closing in substantially the form attached hereto as Exhibit A (an “EBS Unit Assignment Agreement”) and (B) a stock certificate or certificates (if then certificated) representing the number of shares of Class B common stock included in the Initial Purchased Units or the Additional Purchased Units being sold at such Closing and a blank stock power duly endorsed.
          2.3 Conditions to Closing.
                    (a) The obligations of the Purchaser and each Seller to be performed at any Closing shall be conditioned upon the simultaneous or prior completion of the IPO Closing or the applicable Additional IPO Closing.
                    (b) The obligations of the Purchaser to be performed at any Closing shall be subject to the condition that the representations and warranties set forth in Article IV shall be true and correct as of such Closing as if then made.
                    (c) The obligations of each Seller to be performed at any Closing shall be subject to the condition that the representations and warranties of Purchaser set forth in Article III shall be true and correct as of such Closing as if then made.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE SELLERS
          Each of the Sellers represents, warrants, and agrees, severally with respect to itself only, as of the date hereof as follows:
          3.1 Capacity; Execution and Delivery; Enforceability. Such Seller has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Such Seller has duly executed and delivered this Agreement (and will duly execute and deliver any EBS Unit Assignment Agreement), and, assuming due execution and delivery by the Purchaser, each such agreement constitutes or will constitute the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
          3.2 Title. Such Seller owns beneficially and of record and has full power and authority to convey, free and clear of any Liens, the EBS Units and shares of Class B common stock included in the Units set forth opposite its name on Schedule I hereto. Assuming Purchaser has the requisite power and authority to be the lawful owner of the EBS Units and shares of Class B common stock, upon such Seller’s receipt of the applicable purchase price and the transfer of the Initial Purchase Units or Additional Purchased Units at the Initial Closing or any Additional Closing, as applicable, good, valid and marketable title to the EBS Units and shares of Class B common stock included in the Initial Purchased Units or any Additional Purchased Units, as applicable, will pass to Purchaser, free and clear of any Liens.
          3.3 No Conflicts. Neither the execution nor the delivery of this Agreement (and any EBS Unit Assignment Agreement) nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a default under any term of any material agreement, mortgage, indenture, license, permit, lease, or other instrument, judgment, decree, order, law, or regulation by which Seller is bound.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
          The Purchaser makes the following representations and warranties for the benefit of the Sellers as of the date hereof:
          4.1 Organization, Standing and Power. Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.
          4.2 Authority; Execution and Delivery; Enforceability. Purchaser has the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Purchaser and no other proceedings on the part of Purchaser are necessary to approve this Agreement and to consummate the transactions contemplated hereby. Purchaser has duly executed and delivered this Agreement, and, assuming due execution and delivery by the Sellers, this Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

          4.3 No Conflicts. Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a default under any term of any material agreement, mortgage, indenture, license, permit, lease, or other instrument, judgment, decree, order, law, or regulation by which the Purchaser is bound.
ARTICLE 5
MISCELLANEOUS
          5.1 Notices. All notices or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telecopied or sent by certified, registered or express mail, as follows:
(a)	if to a Seller to the address indicated below the name of such Seller on Schedule I hereto.

(b)	If to the Purchaser, to:

3055 Lebanon Pike, Suite 1000 Nashville, TN 37214 Telephone: (615) 932-3000 Facsimile: (615) 340-6153 Attention: General Counsel

With copies to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019-6064 Telephone: (212) 373-3000 Facsimile: (212) 757-3990 Attention: John C. Kennedy, Esq.
Any party may by notice given in accordance with this Section 7.1 designate another address or person for receipt of notices hereunder.
          5.2 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto.

          5.3 Amendment and Waiver.
               (a) No failure or delay on the part of the Sellers or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Sellers or the Purchaser at law, in equity or otherwise.
               (b) Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective only if it is made or given in writing and signed by the Sellers and the Purchaser.
          5.4 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.
          5.5 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          5.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT THEY ARE NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          5.7 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          5.8 Entire Agreement. This Agreement, together with the schedules hereto are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
          5.9 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.
George I. Lazenby, IV
__________________________________________
Bob A. Newport, Jr.
__________________________________________
J. Philip Hardin
__________________________________________
Gary D. Stuart
__________________________________________
Damien Creavin
__________________________________________
Sajid Kahn
__________________________________________
Ryan Smith
__________________________________________
Pat Coughlin
__________________________________________

Edward Caldwell

Ben Scully

Emdeon Inc.
By:
Name:
Title: :

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Schedule I

Name and	Initial
Address	Purchased	Additional
of Purchaser	Units	Purchased Units
George I. Lazenby, IV Address:
Bob A. Newport, Jr. Address:
Philip Hardin Address:
Gary D. Stuart Address:
Damien Creavin Address:
Sajid Kahn Address:
Ryan Smith Address:
Pat Coughlin Address:
Edward Caldwell Address:
Ben Scully Address:

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EXHIBIT A
FORM OF ASSIGNMENT AGREEMENT
          ASSIGNMENT AGREEMENT (this “Agreement”), dated as of [          ], 2009, by and among [               ], as seller (the “Seller”), Emdeon Inc. (the “Company”) and EBS Master LLC. Each capitalized term used herein without definition shall have the meaning assigned to it in the Unit Purchase Agreement (as defined below).
RECITALS
          WHEREAS, the Company, the Seller and the other sellers named therein have entered into a Unit Purchase Agreement, dated as of [          ], 2009 (the “Unit Purchase Agreement”), pursuant to which the Seller agreed to sell, assign, convey and transfer EBS Units to the Company; and
          WHEREAS, the Company has agreed to purchase such EBS Units from Seller pursuant to the Unit Purchase Agreement.
          NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Unit Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:
     1. Transfer. Seller hereby sells, assigns, conveys and transfers to the Company the number of EBS Units set forth below its signature on the signature pages hereto.
     2. Acknowledgement of Sale by EBS Master LLC. EBS Master LLC hereby acknowledges the sale, assignment, conveyance and transfer by Seller to the Company of the number of EBS Units set forth under Seller’s signature hereto and shall cause Exhibit A to the EBS Master LLC limited liability company agreement to be amended to reflect the sale and transfer of EBS Units as contemplated in the Unit Purchase Agreement and herein.
     3. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT THEY ARE NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY

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SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
     4. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     5. Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.
     6. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.
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          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Parties to this Agreement as of the date first written above.

Seller:

Name:
Number of EBS Units:

Emdeon Inc.
By:
Name:
Title: :

EBS Master LLC
By:
Name:
Title: :